UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2010

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 14, 2010, the independent directors serving on the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Emergency Medical Services Corporation (“EMSC”) approved certain performance measures (the “Performance Measures”) that will need to be attained in order for restricted stock (the “Restricted Stock”) granted by EMSC pursuant to its Second Amended and Restated Long-Term Incentive Plan to certain of its “named executive officers” on May 18, 2010 to vest.  The Performance Measures were established for EMSC to satisfy the performance-based compensation standards with respect to deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Generally, one-third (1/3) of the shares of Restricted Stock vest on each of the first three anniversaries of the date of grant.  However, the Performance Measures also must be satisfied in order for the Restricted Stock to vest in accordance with the time-vesting schedule set forth in the applicable restricted stock grant agreement.  The Performance Measures, which are based on the Adjusted EBITDA generated by EMSC, are as follows:

•                  for the period from July 1, 2010 to December 31, 2010, Adjusted EBITDA equal to or exceeding $158.2 million;

•                  for the period from January 1, 2011 to December 31, 2011, Adjusted EBITDA equal to or exceeding the Adjusted EBITDA for calendar year 2010 multiplied by 1.1; and

•                  for the period from January 1, 2012 to December 31, 2012, Adjusted EBITDA equal to or exceeding the Adjusted EBITDA for calendar year 2011 multiplied by 1.1.

In the event that the Adjusted EBITDA generated by EMSC in any performance period described above is equal to or exceeds the Adjusted EBITDA target for that or any subsequent performance period, then the Performance Measures shall be deemed immediately satisfied for any and all performance periods, irrespective of whether such performance periods have expired.

The Compensation Committee approved a form of restricted stock agreement to be used for grants of restricted stock to its named executive officers and other “covered employees” (as defined in Code Section 162(m)) for which EMSC wishes to be able to deduct such compensation under Code Section 162(m).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES
CORPORATION
(Registrant)

August 18, 2010	By:	/s/ Craig Wilson
Craig Wilson
Senior Vice President and Interim General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES, L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

August 18, 2010	By:	/s/ Craig Wilson
Craig Wilson
Senior Vice President and Interim General Counsel